FRANKLIN RESOURCES, INC. 2002 UNIVERSAL STOCK INCENTIVE PLAN NOTICE OF RESTRICTED STOCK UNIT AWARD PLEASE NOTE: Where indicated below, certain of your award terms are set forth in your www.BenefitsOnline.ml.com electronic account (“BenefitsOnline”). Such award terms are incorporated herein by this reference. Name of Participant: See BenefitsOnline In accordance with the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan, as amended (the “Plan”), as an incentive for increased efforts and successful achievements, Franklin Resources, Inc. (the “Company”) has awarded Participant Restricted Stock Units (“Units”) over common stock of the Company subject to the terms and conditions of the accompanying Restricted Stock Unit Award Agreement (the “Award Agreement”), this Notice of Restricted Stock Unit Award (this “Notice of Award” and together with the Award Agreement, the “Award”) and the Plan, as follows (capitalized terms used but not defined in this Notice of Award have the same meaning as set forth in the Plan): Award Date: See BenefitsOnline Total Number of Units Awarded: See BenefitsOnline Vesting Schedule: Subject to the terms, conditions and limitations of the Award, 100% of the Units shall vest on AUGUST 31, 2031 Dividends: Issuable Upon the Vesting Date, subject to the terms of the Award Restrictive Covenants Apply: YES Additional Definitions: For purposes of the Award, the following additional definitions apply: “Consultant” means an individual consultant with the Company or any Subsidiary, as applicable, who continues to receive compensation directly from the Company or any Subsidiary in connection with such consulting. “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of the Service relationship by the Company or any Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment or Service upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

2 Additional Vesting Schedule Terms: Subject to Participant’s Continuous Status as an Employee or Consultant through the Vesting Date of the Award and other limitations set forth in the Award and the Plan, the Units shall vest on the date (the “Vesting Date”) in accordance with the Vesting Schedule indicated above. For purposes of the Award, the term “vest” shall mean, with respect to any Units granted hereunder, that such Units are no longer subject to forfeiture to the Company (other than pursuant to Section 16 of the Award Agreement). Except as otherwise set forth in the Award or the Plan, the Units subject to this Award shall vest only by Participant’s Continuous Status as an Employee or Consultant through the Vesting Date of the Award and such status is at the will of the Company or the applicable Subsidiary (not through any act of being hired or contracted, being granted this Award or acquiring Units hereunder). Nothing in this Award, or in the Plan, which is incorporated herein by this reference, affects the Company’s, or a Subsidiary’s, right to terminate, or to change the terms of, Participant’s Service at any time, with or without cause. Any portion(s) of the Units that do not vest by the applicable Vesting Date shall be forfeited and deemed reconveyed to the Company as of the applicable Vesting Date, if not sooner forfeited, and the Company shall thereafter be the legal and beneficial owner of such reconveyed Units and shall have all rights and interest in or related thereto without further action by Participant. Where a fraction of a Unit would vest pursuant to the schedule indicated above, the number of vested Units shall be rounded upwards to the next highest whole number of Units; provided, however, that the aggregate number of Units that become vested shall not exceed the Total Number of Units awarded hereunder. Additional Notice Terms: From time to time, the Company may be in a “Blackout Period” and/or subject to applicable securities laws that could subject Participant to liability for engaging in any transaction involving the sale of the Shares. Prior to the sale of any Shares acquired under this Award, it is Participant’s responsibility to determine whether or not such sale of Shares will subject Participant to liability under insider trading rules or other applicable securities laws. The Award is subject to the Plan Documents which may be accessed in electronic form through the Company’s intranet, the website of the third-party stock administration provider used by the Company, or another form of electronic communication (e.g., email) or similar methods of access (the “Electronic Access Methods”), as determined by the Company. In receiving the Award, Participant is hereby notified, and Participant agrees, that the following constitute certain of the terms, conditions and obligations of receiving, holding and potentially vesting in, and settlement of the Award: (i) Participant may receive the Plan prospectus in connection with the Form S-8 registration statement for the Plan, any updates thereto, the Plan, the Award Agreement and this Notice of Award (collectively, the “Plan Documents”) in electronic form either through the Company’s intranet, the website of the third-party stock administration provider used by the Company, or another form of electronic communication (e.g., e-mail), as determined by the Company; (ii) Participant has access to the Company’s intranet and the internet; (iii) Participant may be required to acknowledge receipt of electronic or paper copies of the Plan Documents and the Company’s most recent annual report to stockholders; and (iv) Participant has familiarized himself or herself with, and has acknowledged the contents of and accepted the Award subject to, the terms and provisions of the Plan Documents.

3 Participant may receive, without charge, upon written or oral request, paper copies of any or all of the Plan Documents, documents incorporated by reference in the Form S-8 registration statement for the Plan, and the Company’s most recent annual report to stockholders by requesting them from Stock Administration at the Company, One Franklin Parkway, San Mateo, CA 94403-1906. Telephone +1 (650) 312-2000. Email [_______________]. Participant may also withdraw Participant’s consent to receive any or all documents electronically by notifying Stock Administration at the above address in writing. Unless Participant shall be required to accept the Award by electronic or other means, as determined by the Company and as may be indicated in connection with the delivery of the Award, the terms, conditions, obligations and requirements of this Notice of Award shall apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Notice of Award by Participant or the Company, and Participant shall be deemed for all purposes to have accepted the Award in the absence of any written notice from Participant to the contrary. Notwithstanding the foregoing, however, as a condition to holding the Award and/or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to sign this Notice of Award either manually or electronically.

1 FRANKLIN RESOURCES, INC. 2002 UNIVERSAL STOCK INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT This Restricted Stock Unit Award Agreement, together with any Exhibits or Appendix(es) attached hereto (hereinafter, collectively, the “Agreement”), is made as of the Award Date set forth in the Notice of Restricted Stock Unit Award (the “Notice of Award”) between Franklin Resources, Inc. (the “Company”) and Participant named therein (“Participant”). WITNESSETH: WHEREAS, the Board and stockholders of the Company have adopted the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan, as amended (the “Plan”), authorizing the grant of Restricted Stock Units (“Units”) to eligible individuals as an incentive in connection with the performance of services for the Company and its Subsidiaries, as defined in the Plan, which is incorporated herein by this reference (capitalized terms used but not defined in this Agreement have the same meaning as set forth in the Plan or the Notice of Award, as applicable); and WHEREAS, the Company recognizes the efforts of Participant on behalf of the Company and its Subsidiaries and desires to motivate Participant in Participant’s work and provide an inducement to remain in the service of the Company and its Subsidiaries; and WHEREAS, the Company has determined that it would be to the advantage and in the interest of the Company and its stockholders to award Units provided for in this Agreement and the Notice of Award to Participant, subject to certain restrictions, as an incentive for increased efforts and successful achievements on behalf of the Company and its Subsidiaries; NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows: 1. Restricted Stock Unit Award. The Company is awarding to Participant Units as set forth in the Notice of Award, subject to the rights of and limitations on Participant as owner thereof as set forth in this Agreement. The Award shall be in consideration of Participant’s execution of this Agreement and the covenants herein. 2. Transfer Restriction. Units may not be transferred by Participant in any manner except that Units may be transferred by will or by the laws of descent and distribution if Participant dies while an employee or Consultant of the Company or any of its Subsidiaries, and holds vested Units as of the date of such death (including by operation of the terms of this Agreement). 3. Vesting. (a) Units shall become vested in accordance with the Vesting Schedule in the Notice of Award so long as Participant maintains a Continuous Status as an Employee or Consultant through the Vesting Date of the Award, subject to Section 16 below. (b) If, prior to the Vesting Date, Participant ceases to maintain a Continuous Status as an Employee or Consultant for any reason except as otherwise provided in this Section 3, then all unvested Units on the date Participant ceases to maintain a Continuous Status as an Employee or Consultant shall be forfeited by Participant without payment of any consideration to Participant therefor. Any Units so forfeited shall be cancelled and any Shares considered issuable pursuant to such Units, if applicable, shall be returned to the status of authorized but unissued Shares, to be held for future distributions under the Plan. (c) Death or Disability. If Participant dies or in the event of termination of Participant’s Continuous Status as an Employee or Consultant as a result of Disability (as defined below) while an employee or Consultant of the Company or any of its Subsidiaries, Participant’s interest in all Units

2 awarded hereunder shall become fully vested as of the date of death or termination of Service on account of such Disability, in which case such date shall be deemed the Vesting Date. (d) Termination without Cause or Reduction in Workforce. In the event of termination of Participant’s Continuous Status as an Employee or Consultant as a result of an involuntary termination without Cause (as defined below) or a Reduction in Workforce (as defined below) while an employee or Consultant of the Company or any of its Subsidiaries, Participant’s interest in all Units awarded hereunder shall become fully vested as of the date of such termination of Service, in which case such date shall be deemed the Vesting Date, provided in each case that the Participant complies with all Company policies and the Restrictive Covenants attached as Exhibit A hereto, including, without limitation, the return of all Company property and confidential information and the execution of the Company’s release agreement as in effect at the time of separation. (e) Discretionary Approved Leaver Termination. In the event of termination of Participant’s Continuous Status as an Employee or Consultant as a result of an Approved Leaver Termination (as defined below) while an employee or Consultant of the Company or any of its Subsidiaries, and subject to Participant’s continued compliance with all applicable conditions and criteria, Participant’s interest in all such Units awarded hereunder shall vest (to the extent then unvested) and be eligible to be settled during the Short-Term Deferral Period (as defined below) in accordance with Section 4. Any dividends paid on any of the Shares considered issuable pursuant to such Units (including rights to dividend equivalent payments) shall be paid in accordance with Section 4. If Participant engages in Competitive Activity (as defined below) prior to the settlement of the Award, then the portion of the Units awarded hereunder that have not yet been settled at the time Participant engages in such Competitive Activity shall be immediately forfeited by Participant (notwithstanding the prior vesting) without payment of any consideration to Participant therefor and any Shares considered issuable pursuant to such Units, if applicable, shall be returned to the status of authorized but unissued Shares to be held for future distributions under the Plan. (f) Definitions. Unless changed by the Committee: “Approved Leaver Termination” means that Participant ceases to be an employee or Consultant of the Company or its Subsidiaries on account of a voluntary termination of Service by Participant that meets the following requirements: (i) Participant provides the Committee with at least ninety (90) days prior written notice of such termination and requests in writing that such termination be treated as an Approved Leaver Termination, (ii) the Committee approves the treatment of such termination as an Approved Leaver Termination, (iii) no Cause exists at the time of such termination, (iv) Participant timely submits a written attestation to the Committee that Participant is not joining a competitor or otherwise engaging in Competitive Activity, and (v) Participant satisfies such other conditions as may be required by the Committee in its discretion. “Cause” means any one or more of the following types of behaviour by Participant which the Company in its sole discretion finds to be sufficient reason to terminate the Participant’s Service with the Company or any of its Subsidiaries: (i) any conduct (a) that constitutes Competitive Activity, (b) that breaches any obligation to the Company or its Subsidiaries or Participant’s duty of loyalty to the Company or its Subsidiaries, or (c) that is materially injurious to the Company or its Subsidiaries, monetarily or otherwise; (ii) material violation of, or an act taken or the failure to act which causes the Company or its Subsidiaries to be in violation of any government statue or regulation, or of the constitution, by-laws, rules or regulations of any securities or commodities exchange or a self- regulatory organization to which Participant or the Company or any of its Subsidiaries is subject, or of the policies of the Company or its Subsidiaries; (iii) the entering of an order or decree or the taking of any similar action with respect to Participant which substantially impairs such Participant from performing their duties or makes Participant ineligible from being associated with the Company pursuant to Section 9 of the Investment Company Act of 1940, as amended, or Section 203(f) of the Investment Advisors Act of 1940, as amended, in each case to the extent applicable; (iv) malfeasance, disloyalty or dishonesty in any material respect; (v) any conviction for a felony; (vi) any failure to devote all professional time to assigned duties and to the business of the Company or its Subsidiaries;

3 (vii) failure to satisfactorily perform duties, as determined by the Committee in its sole discretion, or gross misconduct or gross negligence in the performance of duties; or (viii) failure to remain licensed to perform duties or other act, conduct or circumstance which renders the Participant ineligible for Service with the Company or its Subsidiaries, as applicable. “Competitive Activity” means Participant’s engagement in any activity that competes with any of the business operations of the Company and/or its Subsidiaries, as determined by the Committee, in its sole discretion, and shall include, without limitation, representing in any capacity, other than as an outside director, a company that competes with the Company and its Subsidiaries. However, the following provisions of this Agreement shall not apply to Participants who reside and/or work in California: (i) the last sentence of Section 3(e), (ii) clause (iv) of the definition of “Approved Leaver Termination,” and (iii) clause (i)(a) of the definition of “Cause”. “Disability” means that Participant ceases to be an employee or Consultant of the Company or its Subsidiaries on account of disability as a result of which Participant is determined to be disabled by the determining authority under the long-term or total permanent disability policy, or government social security or other similar benefit program, of the country or location in which Participant is an employee or Consultant and, in the absence of such determining authority, as determined by the Committee in accordance with the applicable policies of the Company. “Reduction in Workforce” means that Participant ceases to be an employee or Consultant of the Company or its Subsidiaries on account of an involuntary termination of Service with the Company and its Subsidiaries due to the elimination of a previously required position or previously required services, where such termination is intended to be permanent; or under other circumstances which the Committee, in accordance with standards uniformly applied with respect to similarly situated employees or Consultants, designates as a Reduction in Workforce. (g) The Committee may adopt such policies and/or procedures as it determines is necessary or advisable from time to time to carry out the Committee’s duties under this Agreement. Except as may otherwise be determined by the Committee, any notice or other information to be provided to the Committee may be sent to Stock Administration using the contact information in the Notice of Award. 4. Vesting of Units and Issuance of Shares; Dividends. (a) Upon the Vesting Date, (i) one Share and (ii) amount(s) in cash (or Shares) equal to the cash dividends, if any, paid with respect to such Share between the Award Date and the Vesting Date of such Unit, shall be issuable for each such Unit that vests on such date, subject to the terms and provisions of the Plan, the Notice of Award and this Agreement, and subject to applicable law. (b) Upon satisfaction of any required tax or other withholding obligations as set forth in Section 6 of this Agreement, the Shares and cash amount (if any) will be issued to Participant (as evidenced by the appropriate entry in the books of the Company or a duly authorized transfer agent of the Company) as soon as practicable after the applicable Vesting Date, but in any event, within the period ending on the later to occur of the date that is two and a half (2½) months from the end of (i) Participant’s tax year (which shall be deemed the calendar year for a Participant not subject to taxation in the United States) that includes the applicable Vesting Date, or (ii) the Company’s tax year that includes the applicable Vesting Date (such period, the “Short-Term Deferral Period”). (c) With respect to Units vesting in connection with an Approved Leaver Termination, (i) the termination date shall be considered the Vesting Date for purposes of this Section 4, (ii) there shall be no requirement that the Company issue Shares and cash amount (if any) prior to the last day of the Short-Term Deferral Period (however, if Units would have otherwise vested on a regularly scheduled Vesting Date during the Short-Term Deferral Period, the Company will issue Shares and cash amount (if any) with respect to such Units as soon as practicable following such date, subject to the other terms and conditions herein), and (iii) if any cash dividends are paid after Participant’s termination date and prior to the issuance of Shares settled during the Short-Term Deferral Period with respect to such Shares, then amounts in cash (or Shares) equal to such cash dividends shall be paid, less any tax or other

4 withholding obligations, prior to the end of the Short-Term Deferral Period. For the avoidance of doubt, if Shares are not settled because Participant engages in Competitive Activity, and the applicable Units are forfeited, amounts in respect of dividends shall not be payable under clause (iii). (d) Any fractional Unit remaining after all Units under this Award are fully vested shall be discarded and neither a fractional Share nor any dividends issued with respect to such fractional Share shall be issued at vesting of the fractional Unit. (e) Notwithstanding the above, the Company may, in its discretion, pay to Participant all or a portion of any vested Units in cash in an amount equal to the Fair Market Value of the relevant number of Shares on the applicable Vesting Date, or on such other date or dates within the Short-Term Deferral Period which the Company may at its absolute discretion prescribe, less any tax or other withholding obligations set forth in Section 6 of this Agreement. 5. Right to Shares. (a) Except as otherwise provided herein and/or determined by the Committee, in its discretion, and as provided in Section 4 of this Agreement, Participant shall not have any right in, to or with respect to any of the Shares (including any voting rights or rights with respect to dividends paid on the Shares, including rights to dividend equivalent payments) issuable for a Unit under the Award until the Award is settled by the issuance of such Shares to Participant. 6. Withholding of Taxes. (a) General. Participant is ultimately liable and responsible for all taxes owed by Participant in connection with the Plan including, without limitation, the award of Units, vesting of Units, issue and sale of Shares regardless of any action the Company or any of its Subsidiaries takes with respect to any tax withholding obligations that arise in connection with the Plan. Neither the Company nor any of its Subsidiaries makes any representation or undertaking regarding the treatment of any tax withholding in connection with the grant or vesting of Units awarded or the subsequent sale of any of the Shares. The Company and its Subsidiaries do not commit, and are under no obligation to structure the Award, to reduce or eliminate Participant’s tax liability. (b) Payment of Withholding Taxes. Prior to any event in connection with Units awarded (e.g., vesting or settlement) that the Company determines may result in any tax withholding obligation, whether United States federal, state or local taxes or any applicable foreign taxes and including without limitation any employment tax obligation (the “Tax Withholding Obligation”), Participant must agree to the satisfaction of such Tax Withholding Obligation in a manner acceptable to the Company, including by one of the following methods: (i) By Share Withholding. Unless the Company permits Participant to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, Participant authorizes the Company (in the exercise of its sole discretion) to withhold from those Shares issuable to Participant the whole number of Shares sufficient to satisfy the Tax Withholding Obligation. Unless otherwise determined by the Committee, Share withholding will be used to satisfy the tax liability of individuals subject to the short swing profit restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended. (ii) By Sale of Shares. Unless the Company permits Participant to satisfy the Tax Withholding Obligation by some other means in accordance with clause (iii) below, and provided that the terms of this clause (ii) do not violate Section 13(k) of the Securities Exchange Act of 1934, as amended, Participant’s acceptance of the Award constitutes Participant’s instruction and authorization to the Company and any brokerage firm determined acceptable to the Company for such purpose to sell on Participant’s behalf a whole number of Shares otherwise issuable to Participant as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the applicable Tax Withholding Obligation. Such Shares will be sold on the day such Tax Withholding Obligation arises (e.g., vesting on or settlement following the Vesting Date) or as soon thereafter as practicable.

5 Participant will be responsible for all brokers’ fees and other costs of sale, and Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. To the extent the proceeds of such sale exceed the Tax Withholding Obligation, the Company agrees to pay such excess in cash to Participant. Participant acknowledges that the Company is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligation. Accordingly, Participant agrees to pay to the Company or any of its Subsidiaries as soon as practicable, including through additional payroll withholding, any amount of the Tax Withholding Obligation that is not satisfied by the sale of Shares described above. (iii) By Check, Wire Transfer or Other Means. At any time not less than five (5) business days (or such fewer number of days as determined by the Committee or its designee) before any Tax Withholding Obligation may arise (e.g., the Vesting Date), Participant may request permission to satisfy the Tax Withholding Obligation by check, wire transfer or other means, by submitting such request, in writing, to the Company. Alternatively, the Company may require that Participant satisfy any Tax Withholding Obligation in any such manner. If the Company approves Participant’s request, or so requires, within five (5) business days of the relevant Vesting Date (or such fewer number of days as determined by the Committee or its designee) Participant must deliver to the Company the amount that the Company determines is sufficient to satisfy the Tax Withholding Obligation by (x) wire transfer to such account as the Company may direct, (y) delivery of a certified check payable to the Company, or (z) such other means as specified from time to time by the Committee or its designee. 7. Successors. This Agreement shall (a) inure to the benefit of, and be enforceable by, the Company’s successors and assigns, and (b) be binding on Participant’s executors, administrators, heirs and successors, in the event that Participant dies and Section 2 of this Agreement applies. Nothing contained in the Plan, the Notice of Award or this Agreement shall be interpreted as imposing any liability on the Company or the Committee in favor of Participant or any purchaser or other transferee of Units or Shares with respect to any loss, cost or expense which such Participant, purchaser or other transferee may incur in connection with, or arising out of any transaction involving, any Units or Shares subject to the Plan, the Notice of Award or this Agreement. 8. No Compensation Deferrals. This Agreement, the Notice of Award and the Plan are intended to be exempt from or to comply with Section 409A (“Section 409A”) of the United States Internal Revenue Code of 1986, as amended, and shall be administered and construed in accordance with such intent. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, unilaterally to amend or modify, or to take any other actions, as the Committee determines are necessary or appropriate with respect to, the Plan, the Notice of Award and/or this Agreement to ensure that no awards (including, without limitation, the Units) become subject to the requirements of Section 409A, provided, however, that the Company makes no representation that the Units are not subject to Section 409A nor makes any undertaking to preclude Section 409A from applying to the Units. In furtherance, and not in limitation, of the foregoing: (a) in no event may Participant designate, directly or indirectly, the calendar year of any payment to be made hereunder; and (b) notwithstanding any other provision of this Agreement to the contrary, a termination of Service hereunder shall mean and be interpreted consistent with a “separation from service” within the meaning of Section 409A with respect to any payment hereunder that constitutes a “deferral of compensation” under Section 409A that becomes due on account of such separation from service. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate identified payment for purposes of Section 409A. Without limiting the foregoing and notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to this Agreement or any other arrangement between the Participant and the Company or any of its Subsidiaries during the six-month period immediately following the Participant’s separation from service shall instead be paid on the first business day after the date that is six months following the Participant’s separation from service (or, if earlier, the Participant’s date of death). Nothing in this Agreement, the Plan or the Notice of Award shall be interpreted or construed to transfer

6 any liability for any tax (including a tax or penalty due as a result of a failure to comply with Section 409A) from Participant to the Company or to any other individual or entity. 9. Integration. The terms of the Plan, the Notice of Award and this Agreement are intended by the Company and Participant to be the final expression of their agreement with respect to Units and may not be contradicted by evidence of any prior or contemporaneous agreement. The Company and Participant further intend that the Plan, the Notice of Award and this Agreement shall constitute the complete and exclusive statement of their terms and that no extrinsic evidence whatsoever may be introduced in any arbitration, judicial, administrative or other legal proceeding involving the Plan, the Notice of Award or this Agreement. Accordingly, the Plan, the Notice of Award and this Agreement contain the entire understanding between the parties and supersede all prior oral, written and implied agreements, understandings, commitments and practices among the parties. 10. Waivers. Any failure to enforce any terms or conditions of the Plan, the Notice of Award or this Agreement by the Company or by Participant shall not be deemed a waiver of that term or condition, nor shall any waiver or relinquishment of any right or power for all or any other times. 11. Severability of Provisions. If any provision of the Plan, the Notice of Award or this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof; and the Plan, the Notice of Award and this Agreement shall be construed and enforced as if none of them included such provision. 12. Committee Decisions Conclusive. This Agreement and the Notice of Award are administered and interpreted by the Committee and the Committee has full and exclusive discretion to interpret and administer this Agreement and the Notice of Award. All actions, interpretations and decisions of the Committee are conclusive and binding on all persons, and will be given the maximum possible deference allowed by law. 13. Mandatory Direct Discussion, Mediation, and Arbitration. To the extent permitted by law, any claim, disagreement, or dispute arising out of or relating to the Plan, the Notice of Award, and/or this Agreement, including the meaning or interpretation thereof (a “Dispute”), shall be resolved solely and exclusively by direct discussion and mandatory mediation followed, if necessary, by final and binding arbitration in accordance with the terms and procedures specified in this Section 13. These terms and procedures apply solely to the resolution of a Dispute as defined in this Agreement. Any other claim, issue, or complaint raised by Participant who is subject to the Franklin Templeton Alternative Dispute Resolution Policy and Agreement or such other alternative dispute resolution provision that is set forth in a separate written agreement with the Company or any affiliate thereof (collectively, the “ADR Agreement”), which claims, issues or complaints are not covered by this Agreement will be resolved according to the terms and procedures of the ADR Agreement. With regard to any Dispute as defined in this Agreement, if there is a difference between the terms or procedures defined in the ADR Agreement, and the terms and procedures defined in this Agreement, this Agreement’s terms and procedures shall control. Participant and the Company specifically agree to waive the right to pursue any Dispute before a court or jury. (a) Direct Discussion. Upon written notice of any Dispute, Participant and the Company (each referred to as a “party” and together as the “parties”) shall first attempt to resolve the Dispute by direct discussion. (b) Mediation. If a Dispute is not resolved by direct discussion then either party may request mediation of the Dispute by sending a written notice requesting mediation to the other party. The parties will mutually agree to the selection of a mediator, whose compensation will be borne by the Company. (c) Arbitration. If a Dispute is not resolved by direct discussion and mandatory mediation, then either party may request final and binding arbitration of the Dispute by sending a written notice requesting arbitration to the other party. The Dispute will be heard by a single arbitrator unless, within 45 days of receiving the initial written demand for arbitration, either party elects by written notice to

7 the other party for the arbitration to be heard by a panel of three arbitrators. If a single arbitrator is used, the parties will mutually agree to the selection of the arbitrator. If either party elects for the arbitration to be heard by a panel of three arbitrators, each party will select one arbitrator, and the arbitrators selected by the parties will, within a reasonable period of time, then appoint a third arbitrator to serve as chair of the panel. The arbitration will be conducted in accordance with the Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association (“AAA”) as amended and effective November 1, 2009 (the “AAA Rules”) but without necessarily retaining AAA or any other third party to administer the arbitration. The parties will determine whether a third-party administration service is necessary and, if jointly deemed necessary, agree to a mutually acceptable arbitration administration service, whether AAA or otherwise, within 45 days of receipt of the initial written demand for arbitration. If the parties do not agree about whether a third party is needed to administer the arbitration, or if the parties cannot reach agreement as to which administration service to use within 45 days, any arbitration will be administered by AAA. The location for the arbitration shall be in the county or comparable jurisdiction of Participant’s Service. Judgment on the award rendered may be entered in any court having jurisdiction. The Company will pay all of the costs of arbitration that are attributable to the employer pursuant to the AAA Rules, unless applicable law requires the Company to pay a greater share or all of the costs. In addition, if a single arbitrator is used, or if the Company elects for the arbitration to be heard by a panel of three arbitrators, the compensation and expenses of the arbitrator(s) will be paid by the Company. If Participant elects for the arbitration to be heard by a panel of three arbitrators, Participant will be responsible for paying one-half of the arbitrators’ compensation and expenses. All statutes of limitation that would otherwise be applicable shall apply to any arbitration proceeding under this Section. To the extent permitted by law, Participant waives the right to participate in a class, representative or collective action, as a class representative, class member, as an opt-in party, or private attorney general or join or consolidate claims with claims of any other person or entity, with respect to any Dispute, whether before a court or jury or in arbitration. Nothing in this Agreement, however, is intended or understood to limit, contradict, or preclude the rights reserved by law for Participant to initiate any administrative claim, or to excuse Participant from bringing an administrative claim before any agency in order to fulfill any obligation by Participant to exhaust administrative remedies. The provisions of this Section are intended by Participant and the Company to be exclusive for all purposes and applicable to any and all Disputes. Except as otherwise provided in this Agreement, or as otherwise mutually agreed by the parties, the arbitrator(s) will conduct the arbitration pursuant to the AAA Rules, the U.S. Federal Arbitration Act, 9 U.S.C. section 1, et seq., and the U.S. Federal Rules of Evidence. The arbitrator(s) shall have jurisdiction and authority only to award Participant an amount equal to or less than the amount of the Award challenged in the Dispute, subject to the same terms and conditions as the Notice of Award in Dispute, and shall not have jurisdiction or authority to make any other award of any type, including, without limitation, punitive damages, unforeseeable economic damages, damages for pain, suffering or emotional distress, or any other kind or form of damages (the “Arbitrator Authority”). Thus, the arbitrator(s) shall not have jurisdiction or authority to grant preliminary or final injunctive relief or specific performance. The remedy, if any, awarded by the arbitrator(s) within the Arbitrator Authority shall be the sole and exclusive remedy for any Dispute that is subject to arbitration under this Section. If Participant is an Associated Person employed by a Member Firm (as each such term is defined by the rules of the Financial Industry Regulatory Authority (“FINRA”)), nothing in this Agreement prohibits or restricts Participant or the Member Firm from filing an arbitration claim involving a Dispute in the FINRA arbitration forum as specified in FINRA rules. In such a case, the parties each reserve the right to elect to have the arbitration heard by a panel of three arbitrators regardless of the dollar amount of the claim. The parties further agree that the authority of the arbitrator(s) in any FINRA arbitration of a Dispute is limited to the Arbitrator Authority defined above. Unless otherwise mutually agreed by the parties, the arbitrator(s) will conduct the arbitration pursuant

8 to the FINRA Code of Arbitration Procedure for Industry Disputes (the “FINRA Code”) and the Federal Rules of Evidence. All fees, costs, and expenses of FINRA arbitration, whether a single arbitrator or a panel of arbitrators is selected, including any hearing session fees, arbitration fees, surcharges, and filing fees, will be allocated as specified in the FINRA Code. 14. Delaware Law. The Plan, the Notice of Award and this Agreement are governed by, and all Disputes arising under or in connection with the Plan, the Notice of Award and this Agreement shall be resolved in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules, to the extent not pre-empted by the federal laws of the United States of America. 15. Country Appendices. If Participant relocates to a country outside the United States: (i) any special terms and conditions that may apply to Units granted to Participants in such country under Appendices to this Agreement will apply to Participant; or (ii) if the Company has not previously granted Restricted Stock Units to employees or Consultants in such country, any other special terms and conditions will apply to Participant, in each case to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan, and provided the imposition of the term or condition will not result in any adverse accounting expense with respect to the Units (unless the Company specifically determines to incur such expense). 16. Forfeiture. (a) Forfeiture Pursuant to Restatement of Financial Results. Notwithstanding anything in the Award to the contrary, in the event that (i) the Company issues a restatement of financial results to correct a material error; (ii) the Committee determines, in good faith, that fraud or willful misconduct by Participant was a significant contributing factor to the need to issue such restatement; and (iii) some or all of the Units that were granted and/or Shares and/or other property earned prior to such restatement by Participant would not have been granted and/or earned, as applicable, based upon the restated financial results, Participant shall immediately return to the Company all Shares and other property received with respect to those Units, including any cash dividends paid with respect to the Units or such Shares, any pre-tax- income derived from ownership and any gross proceeds from disposition of such Shares and property, that would not have been granted and/or earned based upon the restated financial results (the “Repayment Obligation”), and all such Units (whether or not vested) shall immediately be forfeited. The Company shall be able to enforce the Repayment Obligation by all legal means available, including, without limitation, by withholding such amount from other sums and property owed by the Company to Participant. (b) Forfeiture Pursuant to Fraud or Breach of Securities Law. Notwithstanding anything in the Award to the contrary, in the event that Participant: (i) is convicted by any court for fraud; (ii) is finally adjudicated by any court or is otherwise finally determined by a Regulatory Agency to be in violation of any Securities Law where the violation related to a period of time during which Participant was an employee or Consultant; or (iii) enters into a settlement agreement with a Regulatory Agency, with or without admission of any liability, in relation to or in connection with an allegation concerning a violation of any Securities Law by Participant where the violation or alleged violation related to a period of time during which Participant was an employee or Consultant, and the terms of the settlement agreement result in (x) Participant making, or being required to make, payment of any penalty or a payment in lieu of any penalty or redress in respect of such violation, or alleged violation; (y) the publication of any statement of reprimand or censure; or (z) Participant suffering any other penalty including (without limitation) suspension or termination of Participant’s status for the purposes of any Securities Law, all of Participant’s Units that have not vested shall immediately be forfeited without any payment to Participant therefor. Any Units so forfeited shall be cancelled.

9 Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that only a portion of Participant’s Units specified by the Committee (or no Units) shall be forfeited. For the purposes of this Section 16(b), the following words shall have the following meanings: “Regulatory Agency” shall mean in any jurisdiction any department of government, independent agency, authority appointed by statute or by government in connection with the supervision and/or enforcement of any Securities Law including, but not limited to, the U.S. Securities and Exchange Commission; “Securities Law” shall mean any enactment, law, statute, rule, requirement or regulation in any jurisdiction relating to Securities that is or was applicable to the Company or that is or was applicable to Participant; and “Securities” shall mean any shares, bonds, derivatives or other financial instruments or financial assets or any interest therein. (c) Other Repayment/Forfeiture. Any benefits Participant may receive hereunder shall be subject to repayment or forfeiture as may be required to comply with (i) any applicable listing standards of a national securities exchange adopted in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder, (ii) similar laws, and implementing rules and regulations, of the European Union (as implemented by its member states and by the European Securities and Markets Authority) and of any other jurisdiction and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to Participant. END OF AGREEMENT